                                   UAM Funds
                                   Funds for the Informed Investor(sm)

Heitman Real Estate Portfolio
Semi-Annual Report                                                June 30, 2000


                                                                          [LOGO]

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                                   June 30, 2000
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ....................................................    1

Portfolio of Investments ................................................    6

Statement of Assets and Liabilities .....................................    8

Statement of Operations .................................................    9

Statement of Changes in Net Assets ......................................   10

Financial Highlights ....................................................   11

Notes to Financial Statements ...........................................   13

--------------------------------------------------------------------------------

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

July 14, 2000

Dear Shareholder:

PERFORMANCE

The second quarter of 2000 proved to be a strong one for REITs, with the Wilshire Real Estate Securities Index (WRESI) turning in its best performance, a positive 12.1%, since the third quarter of 1997. This second quarter return adds to a first quarter return of 2.8%, resulting in a year to date return of 15.2%. By comparison, the S&P 500 Index was down 0.4% year to date and the Russell 2000 was up 3.1% year to date through June 30th.

The performance of the Heitman Real Estate Portfolio (the "Fund") for the first six months of 2000 was 11.8% for the Institutional Class, and 11.5% at net asset value and 6.2%(1)at public offering price for the Advisor Class. The Fund has a long-established performance objective of exceeding the Wilshire Real Estate Securities Index. Since inception of the Fund - Institutional Class - in March, 1989 through June 30, 2000, Fund performance has been 8.1%, outperforming the WRESI by 318 basis points. The following table compares the Fund's performance versus the indices for the period ending June 30, 2000.

Average Annual Total Returns

                                    Advisor Class   Advisor Class       Wilshire
                     Institutional    Net Asset    Public Offering     Real Estate
                         Class          Value          Price(1)      Securities Index    S&P 500
                     -------------  -------------  ---------------   ----------------    -------
3/13/89(2)- 6/30/00       8.15%         N/A              N/A               4.97%         18.11%
5/15/95(3)- 6/30/00        N/A        11.38%           10.33%             11.08%         24.37%
10 Years Ending
  6/30/00                 9.93%         N/A              N/A               6.37%         17.79%
5 Years Ending
  6/30/00                11.89%       11.38%           10.30%             10.38%         23.80%
3 Years Ending
  6/30/00                 2.21%        1.71%            0.08%              1.18%         19.67%
1 Year Ending
  6/30/00                 4.13%        3.63%           -1.30%              4.46%          7.25%
6 Months Ending
  6/30/00                11.81%       11.53%            6.24%             15.21%         -0.43%
Quarter Ending
  6/30/00                10.70%       10.56%            5.31%             12.07%         -2.66%

______________________

(1) Reflects the deduction of the maximum 4.75% sales charge and assumes reinvestment of all dividends at net asset value.

(2)  Inception date of Institutional Class.

(3)  Inception date of Advisor Class. Index comparisons begin on 4/30/95.

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

All property sectors within the WRESI with the exception of factory outlets posted positive returns through June 30th, and all sectors, including factory outlets, had positive return for the second quarter. The hotel sector was the biggest gainer (6 months), up 25.1%, with the office sector next with a year to date return of 17.9%. Other sectors posting double-digit year to date gains are apartments, diversified, industrial, and regional retail.

The strong positive performance of REITs in the second quarter of 2000 represents a significant rebound in values, after two down years in 1998 and 1999. The weighted average REIT Cash Available for Distribution (CAD) multiple contracted from 14.8x at the end of 1997 to approximately 9.0x at the end of 1999. During the second quarter of 2000 the weighted average CAD multiple increased to approximately 10.2x.

Market Capitalization

During the first six months of 2000 the market capitalization of the WRESI increased $9.9 billion, to $123.0 billion. This was a reversal over the previous year, which saw the WRESI market cap decline by $7.2 billion. The recent increase in market capitalization has largely been a reflection of REIT price performance. During the first quarter of 2000 market capitalization remained stable, however, the market cap increased during the second quarter of 2000 when REITs rallied. There has been little new equity capital raised thus far in 2000, with zero raised in the form of initial public offerings and only $1.3 billion in secondary offerings. We believe that this trend will continue for the remainder of 2000 as equity remains an expensive source of capital for real estate companies still trading below net asset value. Consolidation within the sector should continue and we expect few, if any, new companies coming public in the near-term. Longer term, we expect the market capitalization of the WRESI to increase as commercial property ownership in the United States continues its gradual shift from private to public ownership.

Real Estate Market Conditions

Real estate markets continue to exhibit strong supply/demand fundamentals. Buoyed by the Goldilocks economy, the demand by end users for all types of real estate space remains healthy. In addition, the investment demand for real estate, particularly from large state and corporate pension plans is robust even in the face of recent modest increases in interest rates. This has allowed the price of real estate to appreciate in virtual lock step with increasing revenues at the property level. From a supply perspective recent interest rate increases along with lender discipline have kept new

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

development in check in the majority of metropolitan areas. In a few markets where new supply has run ahead of demand, lenders have been quick to reduce the flow of capital, preventing any major overbuilding.

Looking at the individual property types there is little variation in the underlying theme of supply/demand balance. In the apartment sector vacancy is once again trending downward and rent growth continues to outpace inflation. While upcoming new supply has been running a bit ahead of expected demand in some markets, new supply appears to have peaked. In addition, rising interest rates have begun to take some steam out of the ownership housing market, which benefits the apartment sector. In the office sector demand has reached record levels over the past two quarters. Some of this has been driven by the rapidly expanding technology sector, resulting in sharp rent increases in technology hubs such as Silicon Valley and suburban Washington, DC. New office supply has remained steady over the past 18 months with interest moving away from suburban markets toward low vacancy, supply constrained downtown markets. Weakness in the technology sector could cause a diminution in the rapid rent growth in some markets but overall office rent growth is likely to outpace the rate of inflation over the next several quarters. Retail real estate continues to benefit from bullish consumers and continued expansion among retailers. With retail sales growth forecast to continue to outpace inflation and with only limited new supply of new venues in most retail formats, vacancy rates have declined and rents keep rising. It has also become clear that the internet is no longer the perceived threat it once was. As many pure E-tailers have struggled, their more traditional brick-and-mortar rivals have been adopting internet strategies to compliment rather than replace existing retail outlets. The industrial sector has exhibited excellent market discipline with a stable 7% vacancy rate for four years. Rents continue to rise at a moderate pace and there are few examples of overbuilding. This sector's performance is closely linked with the performance of the overall economy. The only property type that may show signs of deteriorating supply/demand fundamentals is the hotel segment. In many markets there will be a spate of new hotel openings, particularly luxury hotels, during 2001. This is expected to put pressure on revenue growth in this sector.

Near Term Outlook

The strong performance of the REIT sector for the six months ending June 30th, 2000 encourages us to believe that investors now consider income and value stocks to be worthy alternatives to the growth-at-any-price and momentum stocks that have

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

dominated the domestic equity market for the past two years. Continued investor enthusiasm for income and value stocks would support additional strong performance for REITs. Even considering how far REITs have moved in the past quarter REITs do not yet appear expensive on an absolute, relative, or historical, basis. In fact, as of June 30th, 2000 the average REIT's stock price represented an approximate 9% discount to the net asset value of the real estate owned by the REIT.

Given the generally healthy state of U.S. property markets, the outlook for the fundamental driver of earnings for REITs, increasing market rental rates, appears favorable. REITs have the potential for continued earnings growth through active management of core portfolios, through reinvestment of free cash flow into acquisitions and developments of new real estate assets, and through capital recycling such as sales of mature properties paired with developments of new properties. We believe that stabilized REIT earnings growth rate could grow at approximately 8% per annum.

In this stable growth environment, dividend income will represent a significant component of REIT total return. As of June 30th, 2000, the dividend yield on the Wilshire Real Estate Securities Index stood at 6.9% compared with yields of 6.08% on the 10-year Treasury and 3.6% on the S&P Utilities Index (SPXU). Generally, REIT dividends are secure, representing on average approximately 75% of REIT cash flow, and growing, since dividends must grow as taxable income grows in order to maintain compliance with REIT tax regulations.

Capital appreciation will account for the balance of REIT total return. Assuming stable stock price to earnings multiples, we feel that REIT stock prices should appreciate as REIT earnings grow. In addition, assuming healthy property markets such as we have today, we see REIT cash flows growing, thus helping to drive REIT property values and REIT stock prices higher.

Sincerely,


/s/ Timothy J. Pire     /s/ Reagan Pratt          /s/ Larry Antonotos

Timothy J. Pire, CFA    Reagan Pratt              Larry Antonotos
Portfolio Manager       Portfolio Manager         Portfolio Manager

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

    The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The
     Portfolio's performance assumes the reinvestment of all dividends and distributions.

  There are no assurances that the Portfolio will meet its stated objectives.

  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 The Portfolio's holdings are subject to change because it is actively managed.
    Portfolio changes should not be considered recommendations for action by individual investors.

                       Definition of Comparative Indices
                       ---------------------------------

Standard & Poor's 500 Index is an unmanaged index composed of the 400 industrial, 40 financial, 40 utility and 20 transportation stocks.

Standard & Poor's Utilities Index is a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange.

Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     The comparative index assumes reinvestment of dividends and, unlike the Portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index' return, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 92.7%

                                                          Shares        Value
                                                         ---------    ----------
AMB Property ...........................................    83,900    $1,913,969
Apartment Investment & Management ......................    95,900     4,147,675
Archstone Community Trust ..............................    87,420     1,841,284
Arden Realty ...........................................   109,400     2,570,900
Avalonbay Communities ..................................    25,000     1,043,750
Bedford Property Investors .............................   107,400     1,993,612
Brandywine Realty Trust ................................    47,300       904,612
CBL & Associates Properties ............................    75,400     1,880,287
CenterPoint Properties .................................    45,600     1,858,200
Centertrust Retail Properties ..........................   115,400       584,213
Chateau Communities ....................................     6,500       183,625
Chelsea GCA Realty .....................................    93,293     3,224,439
Developers Diversified Realty ..........................    66,660       995,734
Duke Realty Investments ................................   195,030     4,363,796
Eastgroup Properties ...................................    81,218     1,710,654
Equity Office Properties Trust .........................   221,400     6,102,338
Equity Residential Properties Trust ....................    87,766     4,037,236
Essex Property Trust ...................................    49,352     2,072,784
Excel Legacy* ..........................................   361,245       970,846
Franchise Finance Corp of America ......................   110,000     2,530,000
General Growth Properties ..............................   118,900     3,775,075
Highwoods Properties ...................................    61,500     1,476,000
Home Properties of New York ............................     8,700       261,000
Kilroy Realty ..........................................   104,700     2,715,656
Kimco Realty ...........................................    54,800     2,246,800
Liberty Property Trust .................................    51,500     1,335,781
Macerich ...............................................    32,400       714,825
Manufactured Home Communities ..........................    53,500     1,280,656
Pacific Gulf Properties ................................    37,800       947,363
Parkway Properties .....................................    52,500     1,601,250
Philips International Realty ...........................   136,800     2,376,900
Prentiss Properties Trust ..............................   103,300     2,479,200
ProLogis Trust .........................................   206,470     4,400,392
PS Business Parks ......................................    60,100     1,442,400
Public Storage .........................................   107,120     2,510,625
Reckson Assoc. Realty, CL B ............................   123,329     3,137,181
Regency Realty .........................................    67,600     1,605,500
Security Capital Group, CL B* ..........................    89,200     1,516,400

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Shares         Value
                                                                    ----------     ----------
  Spieker Properties ...............................................    59,800    $ 2,750,800
  Sun Communities ..................................................    52,700      1,762,156
  Taubman Centers ..................................................    28,500        313,500
  Trizec Hahn ......................................................   111,300      1,989,488
  US Restaurant Properties .........................................    51,000        455,813
  Vornado Realty Trust .............................................    15,900        552,525
                                                                                  -----------
  TOTAL COMMON STOCKS
    (Cost $85,116,524) .............................................              $88,577,240

PREFERRED STOCKS -- 5.2%
  Health Care Property Investors, 7.875%, Series A .................    36,900        652,669
  Taubman Center, 8.30%, Series A ..................................    82,200      1,541,250
  Vornado Realty Trust, 6.50%, Series A ............................    52,700      2,730,519
                                                                                  -----------
  TOTAL PREFERRED STOCKS
    (Cost $5,272,744) ..............................................                4,924,438
                                                                                  -----------
SHORT-TERM INVESTMENT -- 2.2%
                                                                         Face
                                                                        Amount
                                                                        ------
  REPURCHASE AGREEMENT -- 2.2%
  Chase Securities Inc. 6.250% dated 06/30/00, due 07/03/00, to be repurchased at $2,128,107, collateralized by $1,963,419
    of a U.S. Treasury Bond valued at $2,178,446 (Cost $2,127,000 ..  $2,127,000    2,127,000
                                                                                  -----------
  TOTAL INVESTMENTS -- 100.1%
    (Cost $92,516,268) (A) .........................................               95,628,678
                                                                                  -----------
  OTHER ASSETS AND LIABILITIES, NET -- (0.1%) ......................                  (80,052)
                                                                                  -----------
  TOTAL NET ASSETS -- 100.0% ........................................             $ 95,548,626
                                                                                  ===========

*    Non-income producing security
Cl   Class
(A) The cost for federal income tax purposes was $92,516,268. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $3,112,410. This consisted of aggregate gross unrealized appreciation for all securities of $6,483,207 and aggregate gross unrealized depreciation for all securities of $3,370,797.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost ...................................................  $92,516,268
                                                                          ===========
Investments, at Value -- Note A ........................................  $95,628,678
Cash ...................................................................           46
Receivable for Investments Sold ........................................    1,404,684
Dividends and Interest Receivable ......................................      789,663
Receivable for Portfolio Shares Sold ...................................      437,398
Other Assets ...........................................................        8,219
                                                                          -----------
  Total Assets .........................................................   98,268,688
                                                                          -----------
Liabilities
Payable for Investment Securities Purchased ............................    2,135,178
Payable for Portfolio Shares Redeemed ..................................      347,706
Payable for Administrative Fees -- Note C ..............................      170,875
Payable for Investment Advisory Fees -- Note B .........................       59,305
Payable for Distribution and Shareholder Servicing Fees -- Note E ......        6,998
                                                                          -----------
  Total Liabilities ....................................................    2,720,062
                                                                          -----------
Net Assets .............................................................  $95,548,626
                                                                          ===========
Net Assets Consist of:
Paid in Capital ........................................................  $93,712,412
Overdistributed Net Investment Income ..................................       (4,037)
Accumulated Net Realized Loss ..........................................   (1,272,159)
Unrealized Appreciation ................................................    3,112,410
                                                                          -----------
Net Assets .............................................................  $95,548,626

Institutional Class Shares
Net Assets .............................................................  $70,930,584
Shares Issued and Outstanding+ .........................................    8,093,770
Net Asset Value and Redemption Price Per Share .........................        $8.76
                                                                                =====
Advisor Class Shares
Net Assets .............................................................  $24,618,042
Shares Issued and Outstanding+ .........................................    2,809,623
Net Asset Value and Redemption Price Per Share .........................        $8.76
                                                                                =====
Offering Price Per Share ($8.76 / .9525) ...............................        $9.20
                                                                          ===========

+    Unlimited Number of Shares Authorized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   FOR THE SIX MONTHS ENDED
                                                   JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Investment Income
Dividends ...............................................................     $2,981,729
Interest ................................................................         91,067
Less: Foreign Taxes Withheld ............................................        (12,335)
                                                                             -----------
  Total Income ..........................................................      3,060,461
                                                                             -----------
Expenses
Investment Advisory Fees -- Note B ......................................        346,320
Administrative Fees -- Note C ...........................................        254,426
Distribution and Shareholder Servicing Fees -- Note E ...................         32,889
Transfer Agent Fees .....................................................         21,309
Custodian Fees -- Note D ................................................         19,593
Registration and Filing Fees ............................................         12,926
Audit Fees ..............................................................         11,122
Legal Fees ..............................................................          8,418
Printing Fees ...........................................................          4,255
Insurance Expense .......................................................          2,442
Trustees' Fees -- Note F ................................................          1,993
Other Expenses ..........................................................          6,110
                                                                             -----------
  Net Expenses Before Expense Offset ....................................        721,803
Expense Offset -- Note A ................................................         (7,863)
                                                                             -----------
  Net Expenses After Expense Offset .....................................        713,940
                                                                             -----------
Net Investment Income ...................................................      2,346,521
                                                                             -----------
Net Realized Loss on Investments ........................................       (876,361)
Net Change in Unrealized Appreciation (Depreciation) on Investments .....      8,926,704
                                                                             -----------
Net Realized and Unrealized Gain on Investments .........................      8,050,343
                                                                             -----------
Net Increase in Net Assets Resulting from Operations ....................    $10,396,864
                                                                             ===========




The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Six Months
                                                                                  Ended         Year Ended
                                                                              June 30, 2000     December 31,
                                                                               (Unaudited)          1999
                                                                              -------------    -------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income ...................................................    $ 2,346,521      $ 5,955,363
  Net Realized Gain (Loss) ................................................       (876,361)       1,906,579
  Net Change in Unrealized Appreciation (Depreciation) ....................      8,926,704       (9,900,460)
                                                                               -----------      -----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations .......................................................     10,396,864       (2,038,518)
                                                                               -----------      -----------
Distributions:
  Net Investment Income:
    Institutional Class ...................................................     (1,761,954)      (4,360,546)
    Advisor Class .........................................................       (588,604)      (1,937,600)
                                                                               -----------      -----------
    Total Distributions ...................................................     (2,350,558)      (6,298,146)
                                                                               -----------      -----------
Capital Share Transactions (1):
Institutional Class
  Issued ..................................................................     13,302,152       27,423,998
  In Lieu of Cash Distributions ...........................................        765,578        2,087,262
  Redeemed ................................................................    (14,796,155)     (37,909,875)
                                                                               -----------      -----------
    Net Decrease from Institutional Class Shares ..........................       (728,425)      (8,398,615)
                                                                               -----------      -----------
Advisor Class
  Issued ..................................................................      1,008,508        4,702,989
  In Lieu of Cash Distributions ...........................................        528,995        1,774,948
  Redeemed ................................................................     (8,575,489)     (20,856,749)
                                                                               -----------      -----------
    Net Decrease from Advisor Class Shares ................................     (7,037,986)     (14,378,812)
                                                                               -----------      -----------
    Net Decrease from Capital Share Transactions ..........................     (7,766,411)     (22,777,427)
                                                                               -----------      -----------
      Total Increase (Decrease) ...........................................        279,895      (31,114,091)
                                                                               -----------      -----------
Net Assets:
  Beginning of Period .....................................................     95,268,731      126,382,822
                                                                               -----------      -----------
  End of Period (including undistributed net investment
    income of $(4,037) and 0, respectively) ...............................    $95,548,626      $95,268,731
                                                                               ===========      ===========
(1) Shares Issued and Redeemed:
Institutional Class:
  Issued ..................................................................      1,610,013        3,286,557
  In Lieu of Cash Distributions ...........................................         90,239          255,942
  Redeemed ................................................................     (1,784,331)      (4,610,221)
                                                                               -----------      -----------
    Net Decrease from Institutional Class Shares ..........................        (84,079)      (1,067,722)
                                                                               -----------      -----------
Advisor Class:
  Issued ..................................................................        122,432          558,272
  In Lieu of Cash Distributions ...........................................         62,657          217,948
  Redeemed ................................................................     (1,045,721)      (2,518,320)
                                                                               -----------      -----------
    Net Decrease from Advisor Class Shares ................................       (860,632)      (1,742,100)
                                                                               -----------      -----------
    Net Decrease in Shares Outstanding ....................................       (944,711)      (2,809,822)
                                                                               ===========      ===========



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                       Institutional Class Shares
                                          Six Months   ----------------------------------------------------
                                           Ended
                                           June 30,                      Years Ended December 31,
                                             2000      ----------------------------------------------------
                                         (Unaudited)    1999      1998         1997        1996       1995
Net Asset Value,
  Beginning of Period ..........          $  8.04    $  8.62    $ 10.49    $  10.96    $   8.65    $  8.30
                                          -------    -------    -------    --------    --------    -------
Income from Investment
  Operations:
  Net Investment Income ........             0.22       0.43       0.32        0.40        0.37       0.33
  Net Realized and
    Unrealized
    Gain (Loss) ................             0.72      (0.54)     (1.88)       1.82        2.82       0.53
                                          -------    -------    -------    --------    --------    -------
  Total from Investment
    Operations .................             0.94      (0.11)     (1.56)       2.22        3.19       0.86
                                          -------    -------    -------    --------    --------    -------
Distributions:
  Net Investment Income ........            (0.22)     (0.47)     (0.31)      (0.40)      (0.37)     (0.33)
  In Excess of Net
    Investment Income ..........               --         --         --       (0.05)      (0.10)        --
  Net Realized Gain ............               --         --         --       (2.24)      (0.41)        --
  Tax Return of
    Capital (a) ................               --         --         --          --          --      (0.18)
                                          -------    -------    -------    --------    --------    -------
    Total Distributions ........            (0.22)     (0.47)     (0.31)      (2.69)      (0.88)     (0.51)
                                          -------    -------    -------    --------    --------    -------
Net Asset Value,
End of Period ..................          $  8.76    $  8.04    $  8.62    $  10.49    $  10.96    $  8.65
                                          =======    =======    =======    ========    ========    =======
Total Return ...................            11.81%**   (1.16)%   (15.12)%     21.12%      38.06%     10.87%
                                          =======    =======    =======    ========    ========    =======
Ratios and
Supplemental Data
Net Assets, End of
  Period (Thousands) ...........          $70,931    $65,767    $79,717    $134,746    $129,275    $95,692
Ratio of Expenses to
  Average Net Assets ...........             1.40%*     1.25%      1.22%       1.09%       1.23%      1.29%
Ratio of Net Investment
  Income to Average
  Net Assets ...................             5.28%*     5.12%      3.14%       3.57%       4.09%      3.97%
Portfolio Turnover Rate ........               31%        49%        80%         90%         60%        65%

 *   Annualized
**   Not annualized
(a) Historically, the Portfolio has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                        HEITMAN REAL ESTATE PORTFOLIO

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FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                          Advisor Class Shares
                                    Six Months  ---------------------------------------
                                      Ended                                               May 15,
                                    June 30,            Years Ended December 31,         1995+ to
                                      2000      ---------------------------------------  December
                                   (Unaudited)    1999      1998      1997      1996     31, 1995
                                   -----------  --------  --------  --------  --------   --------
Net Asset Value,
Beginning of Period .........      $  8.04      $  8.62     $ 10.50   $ 10.98   $  8.67    $ 8.00
                                   -------      -------     -------   -------   -------    ------
Income from Investment
Operations:
  Net Investment Income .....         0.20         0.39        0.25      0.35      0.31      0.23
  Net Realized and
    Unrealized Gain (Loss) ..         0.72        (0.53)      (1.86)     1.80      2.84      0.80
                                   -------      -------     -------   -------   -------    ------
  Total from Investment
    Operations ..............         0.92        (0.14)      (1.61)     2.15      3.15      1.03
                                   -------      -------     -------   -------   -------    ------
Distributions:
  Net Investment Income .....        (0.20)       (0.44)      (0.27)    (0.35)    (0.31)    (0.23)
  In Excess of Net
    Investment Income .......           --           --          --     (0.04)    (0.12)       --
  Net Realized Gain .........           --           --          --     (2.24)    (0.41)
  Tax Return of Capital (a) .                                    --        --        --     (0.13)
                                   -------      -------     -------   -------   -------    ------
        Total Distributions .        (0.20)       (0.44)      (0.27)    (2.63)    (0.84)    (0.36)
                                   -------      -------     -------   -------   -------    ------
Net Asset Value,
End of Period ...............      $  8.76      $  8.04     $  8.62   $ 10.50   $ 10.98    $ 8.67
                                   =======      =======     =======   =======   =======    ======
Total Return (b) ............        11.53%**     (1.62)%    (15.54)%   20.44%    37.44%    13.19%
                                   =======      =======     =======   =======   =======    ======

Ratios and
Supplemental Data
Net Assets, End of
  Period (Thousands) ..........    $24,618      $29,502     $46,665   $85,222   $79,805    $5,520
Ratio of Expenses to
  Average Net Assets ..........       1.90%*       1.73%       1.73%     1.59%     1.73%     1.99%*(c)
Ratio of Net Investment
  Income to Average
  Net Assets ..................       4.59%*       4.64%       2.65%     3.14%     3.91%     4.27%*(c)
Portfolio Turnover Rate .....           31%          49%         80%       90%       60%       65%

  *  Annualized
 **  Not annualized
  +  Initial offering of Advisor Shares
(a) Historically, the Portfolio has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.
(b) This result does not include the sales charge. If the charge had been included, the return would have been lower.
(c) During 1995, the Advisor agreed to reimburse a portion of the Advisor Shares' expenses. Without reimbursement, the expense ratio would have been 5.34% and the ratio of net investment income to average net assets would have been 0.92%.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                        HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Heitman Real Estate Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At June 30, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares--Institutional Class Shares and Advisor Class Shares. Both classes of shares have identical voting rights (except Advisor Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. Additionally, the Advisor Class Shares have a sales load with a maximum value of 4.75%. The Portfolio's investment objective is to obtain a high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

     On July 1, 1998, the Portfolio acquired the assets and certain liabilities of the Heitman Real Estate Fund, a series of Heitman Securities Trust (the "Trust"), pursuant to a plan of reorganization approved by its shareholders. The acquisition was accompanied by a tax-free exchange of shares of the Portfolio in an amount equal to the outstanding shares of the Trust. The financial statements of the Portfolio reflect the historical financial results of the Trust prior to the reorganization.

     Because the Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial

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UAM FUNDS                                        HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the reported bid price quoted on such day. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will normally distribute all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to shareholders may include a return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to taxation.

UAM FUNDS                                        HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the recognition of gains and losses on securities and permanent differences such as return of capital adjustments on REIT distributions.

     Permanent book and tax basis differences may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain
     (loss) and paid in capital.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income (loss) per share in the financial highlights.

     5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

     Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Advisory Services: Under the terms of an investment advisory agreement, Heitman/PRA Securities Advisers, LLC (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first$100 million of daily average net assets and 0.65% of daily average net assets in excess of $100 million.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Fund Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc., ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.093% per annum of the average daily net assets of the Portfolio, an annual base fee of no more than$94,250, and a fee based on the number of active shareholder accounts.

     For the period ended June 30, 2000, the Administrator was paid$254,426, of which$34,475 was paid to SEI for their services,$59,407 to DST for their services, and$119,864 to UAMSSC for their services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets and the assets are held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. At the discretion of UAM Fund Distributors, Inc., the entire sales charge it receives for distribution of the Advisor Class Shares may at times be reallowed to authorized dealers responsible for the sale.

     The Portfolio has adopted a Distribution and Service Plan (the "Plan") for the Advisor Class Shares in accordance with Rule 12b-1 under the 1940 Act. Under the provisions of the Plan, the Portfolio may not incur distribution and service fees which exceed the annual rate of 0.50% of the average daily net assets of Advisor Class Shares' net assets, without first obtaining shareholder approval.

     The Portfolio's Advisor Class Shares are currently making payments for distribution fees at an annual rate of 0.25% of average daily net assets. In addition, the Portfolio pays service fees at an annual rate of 0.25% of the average daily net assets of Advisor Class shares owned by the clients of the Service Agents.

     ACG Capital Corporation acts as limited distributor of Advisor Class Shares by providing certain administrative and support services to those broker-dealer firms and registered representatives who have offered and sold Advisor Class Shares prior to March 31, 1999.

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of$150 for each active portfolio of the UAM Funds.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

     G. Purchases and Sales: For the six months ended June 30, 2000, the Portfolio made purchases of $27,995,228 and sales of$36,025,979 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $0 and $0, respectively.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a$100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the six months ended June 30, 2000, the Portfolio had no borrowings under the agreement.

     I. Other: At June 30, 2000, 56% of total Institutional Class Shares outstanding were held by 2 record Shareholders owning 10% or greater of the aggregate total Institutional Class Shares outstanding. And, 40% of total Advisor Class Shares were held by 1 record shareholder.

     At December, 31, 1999, the Portfolio had available a capital loss carryover for Federal Income tax purposes of approximately $26,026 which will expire on December 31, 2006.

     On June 19, 2000, Old Mutual, plc and United Asset Management Corporation announced an agreement for Old Mutual to acquire United Asset Management. Old Mutual is a UK-based financial services group with substantial asset management, insurance and banking businesses. The closing of the transaction is expected to take place during the fourth quarter of 2000 and is subject to a number of conditions. As required by the Investment Company Act of 1940, the portfolio's shareholders will be asked to approve a new investment advisory agreement with the adviser, to take effect upon the consummation of the transaction. The new agreement will be identical to the current agreement in all respects except for its effective and termination dates. The new agreement will have no effect on the contractual advisory fee rate payable by the portfolio. No changes are currently planned which would affect the services being provided to the portfolio.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer
Trustee, President and Chairman

John T. Bennett, Jr.
Trustee

Nancy J. Dunn
Trustee

Philip D. English
Trustee

William A. Humenuk
Trustee

James P. Pappas
Trustee

Peter M. Whitman, Jr.
Trustee

William H. Park
Vice President

Gary L. French
Treasurer

Robert R. Flaherty
Assistant Treasurer

Robert J. Della Croce
Assistant Treasurer

Martin J. Wolin, Esq.
Secretary

Theresa DelVecchio
Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Heitman/PRA Securities Advisers, LLC
180 North LaSalle Street
Chicago, IL 60601

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                             ---------------------------------
                                             This report has been prepared
                                             for shareholders and may be
                                             distributed to others
                                             only if preceded or accompanied
                                             by a current prospectus.
                                             ---------------------------------